                                                                    EXHIBIT 99.2

FOR IMMEDIATE RELEASE

Contact:
Jennifer Plaia
NYFIX, Inc.
(203) 425-8000 or
jplaia@nyfix.com
www.nyfix.com
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              NYFIX NAMES WILLIAM C. JENNINGS TO BOARD OF DIRECTORS

STAMFORD, Connecticut, July 22, 2003: NYFIX, Inc. (NASDAQ: NYFX) announced today that William C. Jennings has joined its Board of  Directors,  bringing more than
40 years of business management experience to the Company.

"We are very pleased to welcome Bill Jennings to our Board of  Directors,"  said
Peter Kilbinger Hansen,  Chairman and CEO of NYFIX,  Inc. "Bill's  background on
Wall Street and in  commercial  banking as well as his  extensive  experience in finance,  audit, risk management and corporate  governance will be a great asset to our board."

Mr.  Jennings,  a former  partner  with a total of 30 years of  experience  with
PricewaterhouseCoopers,  most  recently  led that  firm's  Risk  Management  and
Internal Controls Consulting  Practice.  In between his tenure at PWC, he served as chief financial  officer of Bankers Trust and senior executive vice president at  Shearson  Lehman  Brothers,  where he was in  charge of  quality  assurance, internal  audit and  compliance.  Mr.  Jennings has also served on the boards of directors of several companies,  including Intellisource,  Inc., US Interactive,
Inc. and The Merger Fund, a public  mutual fund. He is currently on the board of
Axcelis Technologies, Inc. (NASDAQ: ACLS)

Throughout his career,  Mr. Jennings has been active in many civic,  educational and charitable  organizations  including the Committee for Economic Development,
Transparency  International,  University of Akron  Foundation,  and the American
Council for Drug Education.

                                       ###

NYFIX, Inc. through its subsidiaries and affiliates  provides electronic trading systems,  industry-wide trade routing connectivity,  straight-through processing and  execution  services  and  systems to the global  equities  and  derivatives financial markets.

NYFIX USA, LLC develops real-time order management trader workstations, exchange automation  systems,  trade order and  execution  routing and STP  solutions for brokerage firms and other financial  institutions.  NYFIX USA operates the NYFIX
Network,  the industry's largest FIX order-routing  network,  processing between
500 million to 1.2 billion  shares of U.S.  listed equity  securities on a daily basis.  NYFIX USA is a pioneer  in the  adoption  of the  Financial  Information
Exchange (FIX) protocol and its product suite is FIX-compliant.

NYFIX  Overseas,  Inc.  specializes  in  electronic  trading  solutions  for the derivatives  markets and develops  order  management  workstations  and exchange interface  systems,  supporting  trading on more than 20 of the world's  leading international derivatives exchanges. NYFIX Overseas has customers in Europe, the
U.S. and the Far East.

NYFIX  Transaction  Services,  Inc., a broker-dealer  and NASD member,  provides
execution  and  smart  order  routing   solutions   primarily  to  domestic  and
international broker-dealers and specialized trading firms.

NYFIX Millennium, L.L.C., an 80%-owned broker-dealer,  is an Alternative Trading
System,  which provides a real-time,  anonymous  automated  matching  system for equity  trading.  NYFIX  Millennium  leverages the NYFIX  network's  large order routing  share  volume to  provide a more  efficient  liquidity  source  for the financial community.  Outside investors in NYFIX Millennium,  L.L.C. include ABN
Amro, Banc of America  Securities,  Deutsche Bank, JP Morgan,  Lehman  Brothers,
Morgan  Stanley,  Sanford C.  Bernstein & Co., SG Cowen  Securities  Corp.,  UBS
Warburg and Wachovia Securities.

Javelin   Technologies,   Inc.  is  a  leading   supplier  of  electronic  trade
communication  technology  and a leading  provider  of FIX  technology.  Javelin solutions provide better trading through universal connectivity, streamlining of workflow  and  elimination  of the high  costs  and  risks  associated  with the development of proprietary network links and protocol implementations.

Renaissance Trading Technologies, LLC, offers trader workstations for the Nasdaq market,  enabling principal and agency traders to electronically  receive orders from multiple  sources,  execute orders according to best execution  principles,
route  orders  to  ECN  or  ATS  destinations   and  manage  risk.   Renaissance
Workstations  provide  configurability  and the  flexibility to suit most firm's trading strategies.  Renaissance's  enforcement of held order-handling rules and best  execution  facilitation  of customer  orders helps  trading desks focus on trading.

EuroLink  Network,  Inc., a Madrid,  Spain-based,  40% owned affiliate of NYFIX,
Inc., offers direct electronic access to the US equity markets from Europe. With a  complete  suite  of order  management,  outing  and  execution  products  and services, EuroLink Network provides traders with superior speed, reliability and security through an established network infrastructure.

THIS  PRESS  RELEASE  CONTAINS  CERTAIN  FORWARD-LOOKING  STATEMENTS  WITHIN THE
MEANING OF SECTION 27A OF THE  SECURITIES  ACT OF 1933, AS AMENDED,  AND SECTION
21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO BE
COVERED BY THE SAFE HARBORS  CREATED  THEREBY.  INVESTORS ARE CAUTIONED THAT ALL
FORWARD-LOOKING  STATEMENTS  INVOLVE RISKS AND  UNCERTAINTY,  INCLUDING  WITHOUT
LIMITATION,  THE  ABILITY OF THE  COMPANY TO MARKET AND  DEVELOP  ITS  PRODUCTS.
ALTHOUGH   THE   COMPANY   BELIEVES   THAT  THE   ASSUMPTIONS   UNDERLYING   THE
FORWARD-LOOKING   STATEMENTS  CONTAINED  HEREIN  ARE  REASONABLE,   ANY  OF  THE
ASSUMPTIONS COULD BE INACCURATE,  AND THEREFORE,  THERE CAN BE NO ASSURANCE THAT
THE  FORWARD-LOOKING  STATEMENTS INCLUDED IN THIS PRESS RELEASE WILL PROVE TO BE
ACCURATE.   IN  LIGHT  OF  THE   SIGNIFICANT   UNCERTAINTIES   INHERENT  IN  THE
FORWARD-LOOKING  STATEMENTS  INCLUDED HEREIN,  THE INCLUSION OF SUCH INFORMATION
SHOULD NOT BE REGARDED AS A  REPRESENTATION  BY THE COMPANY OR ANY OTHER  PERSON
THAT THE OBJECTIVES AND PLANS OF THE COMPANY WILL BE ACHIEVED.